SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 30, 1996

                        BALCOR PENSION INVESTORS - VII
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-15528
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3390487
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- --------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
- ----------------------------------------------------------------------

Jonathan's Landing Apartments

In 1987, the Partnership and an affiliate (the "Participants") funded a $23,500,000 first mortgage loan collateralized by the Jonathan's Landing Apartments, Kent, Washington. The Partnership's share of the loan was $12,455,000 for a participating percentage of 53%. In 1990, the original borrower sold the property and the Participants received $3,000,000 which was applied to the principal amount of the loan and $2,035,000 in participation income. The Partnership's share of such amounts were $1,590,000 and $1,078,550. The new owner executed a new $20,500,000 first mortgage note in favor of the Participants. In 1995, a limited partnership (the "Limited
Partnership") in which each Participant holds an interest equal to its participating percentage in the loan obtained title to the property through foreclosure.

On August 30, 1996, the Limited Partnership contracted to sell the property for a sale price of $22,000,000 to an unaffiliated party, Commercial Ventures, Inc., a Delaware corporation. The purchaser has deposited $200,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for October 12, 1996. From the proceeds of the sale, the Limited Partnership will pay $275,000 to a third party as a brokerage commission and $165,000 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Limited Partnership will receive the remaining proceeds of approximately $21,560,000, less closing costs, of which the Partnership's share will be approximately $11,426,800, less the Partnership's share of closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible that the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Jonathan's Landing Apartments, Kent, Washington.


     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION  INVESTORS-VII

                         By: Balcor Mortgage Advisors-VII, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated:  September 13, 1996
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